SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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UnitedHealth Group Incorporated

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 23, 2011.

UNITEDHEALTH GROUP	Meeting Information
INCORPORATED	Meeting Type: Annual Meeting
For holders as of: March 24, 2011
Date: May 23, 2011 Time: 10:00 a.m. Pacific Time
Location: Anthony Marlon Auditorium
UnitedHealthcare, a UnitedHealth Group company
UNITEDHEALTH GROUP INCORPORATED 9900 BREN ROAD EAST MINNETONKA, MN 55343	2700 North Tenaya Way Las Vegas, Nevada 89128
You are receiving this communication because you hold shares in UnitedHealth Group.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that is available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow è		XXXX XXXX XXXX	(located on the following
page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
marked by the arrow è	XXXX XXXX XXXX	available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote Confirmation: You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on May 23, 2011 via the ProxyVote Confirmation link at www.proxyvote.com by using the information
that is printed in the box marked by the arrow è		XXXX XXXX XXXX	. Vote Confirmation is available 24 hours after
your vote is received beginning May 9, 2011, with the final vote tabulation remaining available through July 23, 2011.

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Voting Items
The Board of Directors recommends you vote FOR the following proposals:

1.        Election of  Directors

           Nominees:

            1a.    William C. Ballard, Jr.

            1b.    Richard T. Burke

            1c.    Robert J. Darretta

            1d.    Stephen J. Hemsley

            1e.    Michele J. Hooper

            1f.    Rodger A. Lawson

            1g.    Douglas W. Leatherdale

            1h.    Glenn M. Renwick

            1i.    Kenneth I. Shine, M.D.

            1j.    Gail R. Wilensky, Ph.D.

2.       Approval, by a non-binding advisory vote, of executive compensation.

The Board of Directors recommends you vote 1 year on the following proposals:

3.       Recommendation, by a non-binding advisory vote, of the frequency of holding a Say-on-Pay vote.

The Board of Directors recommends you vote FOR the following proposals:

4.       Approval of the UnitedHealth Group 2011 Incentive Stock Plan.

5.       Approval of an amendment to the UnitedHealth Group 1993 Employee Stock Purchase Plan to increase the number of shares of common stock issuable thereunder.

6.       Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2011.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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